UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2006
SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in charter)

Delaware		20-1920798
(State or Other Jurisdiction of Incorporation)	000-51217 (Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -	Financial Information

Item 2.02.	Results of Operations and Financial Condition. On August 17, 2006, the Registrant issued a press release regarding its second quarter 2006 earnings. The press release is attached hereto as Exhibit 99.1.

Section 9 -	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 — Press release dated August 17, 2006, furnished pursuant to Item 2.02.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/William K. Phelan
William K. Phelan
Vice President and Controller

Date: August 17, 2006

Exhibit Index
99.1      Press release dated August 17, 2006.